UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)

(224) 405-0900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 20, 2012, Discover Financial Services (the “Company”) released financial information with respect to the quarter and year ended November 30, 2012. A copy of the press release containing this information is attached hereto as Exhibit 99.1 and incorporated herein by reference. In addition, a copy of the Company's Financial Data Supplement for the quarter and year ended November 30, 2012 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2012, the Company announced that the Board of Directors had unanimously elected Edward McGrogan, age 46, as Vice President, Controller and Chief Accounting Officer of the Company, effective immediately. Prior to Mr. McGrogan's appointment, Mark Graf, the Company's Chief Financial Officer, acted as principal accounting officer. In connection with Mr. McGrogan's election as Vice President, Controller and Chief Accounting Officer, he will be entitled to an annual salary of $275,000 and will be eligible to receive an annual performance-based award under the Company's Amended and Restated 2007 Omnibus Incentive Plan.

Mr. McGrogan has been employed by the Company for approximately four years serving most recently, as Vice President, Reporting and Accounting Services and previously as Director, External Reporting.  Prior to working at the Company, Mr. McGrogan worked at LaSalle Bank N.A. for approximately ten years in a variety of positions, including as Senior Vice President, Financial Planning and Analysis from 2006 until 2008 and previously as First Vice President, External Reporting.

Mr. McGrogan has no family relationships with any director or executive officer of the Company. Since December 1, 2009, there have been no transactions, or proposed transactions, to which the Company was or is a party, in which Mr. McGrogan had or is to have a direct or indirect material interest.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated December 20, 2012 containing financial information for the quarter and year ended November 30, 2012

99.2	Financial Data Supplement of the Company for the quarter and year ended November 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: December 20, 2012	By:	/s/ Simon Halfin
Name: Simon Halfin
Title: Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated December 20, 2012 containing financial information for the quarter and year ended November 30, 2012

99.2	Financial Data Supplement of the Company for the quarter and year ended November 30, 2012